UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     June 15, 2005


                 CHASE MANHATTAN AUTO OWNER TRUST, SERIES 2004-A
                             (Issuer of securities)


                      CHASE BANK USA, NATIONAL ASSOCIATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       United States               333-109768-02                22-2382028
----------------------------     -----------------       -----------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


White Clay Center, Building 200, Newark, DE          19711
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


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(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase USA Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) is the registrant of the Chase Manhattan Auto Owner Trust, Series 2004-A ("Series 2004-A"), which issued multiple classes of Asset Backed Securities. On or about June 15, 2005, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Securities of Series 2004-A contemplated by the related Indenture.

A copy of the Monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the related Sale and Servicing Agreement, is being filed as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1          Monthly Reports with respect to the June 15, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE BANK USA, NATIONAL ASSOCIATION,
                                        as Servicer


                                        By: /s/ Patricia M. Garvey
                                            ------------------------------------
                                        Name: Patricia M. Garvey
                                        Title: Vice President
                                        Date: June 17, 2005

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                             Description
-----------                             -----------
   99.1                                 Monthly Reports with respect to the
                                        distribution to Securityholders on
                                        June 15, 2005.